SUBSEQUENT EVENTS	12 Months Ended
Jan. 03, 2014
Notes to Financial Statements [Abstract]
SUBSEQUENT EVENTS [Text Block]

NOTE 21. SUBSEQUENT EVENTS (UNAUDITED)

On July 11, 2014, we entered into an Agreement and Plan of Merger (the “merger agreement”) with AECOM Technology Corporation (“AECOM”), ACM Mountain I, LLC, a direct wholly-owned subsidiary of AECOM (“Merger Sub”), and ACM Mountain II, LLC, a direct wholly-owned subsidiary of AECOM (“Merger Sub I”). The merger agreement provides for the merger of Merger Sub with and into our company, with our company continuing as the surviving company and a direct wholly-owned subsidiary of AECOM (the “Merger”). Immediately thereafter, as part of a single integrated transaction with the Merger, pursuant to the merger agreement, we will merge with and into Merger Sub I, with Merger Sub I continuing as the surviving company and a direct wholly-owned subsidiary of AECOM. Subject to the terms and conditions of the merger agreement, holders of URS common stock will receive consideration at $58.79 per share (based on the closing price of AECOM common stock on July 25, 2014). Each outstanding share of URS common stock will be exchanged for per share consideration consisting of 0.734 shares of AECOM common stock and $33.00 in cash. URS stockholders may elect to receive cash or stock consideration, subject to proration in the event of oversubscription for cash consideration. The actual value of the merger consideration to be paid at the closing of the merger will depend on the average closing price of AECOM common stock in the five business days prior to closing.

Completion of the merger is subject to certain customary conditions, including approval by both the AECOM and URS stockholders, listing of the shares of AECOM common stock to be issued in the merger on the New York Stock Exchange, receipt of required regulatory approvals, effectiveness of AECOM's registration statement on Form S-4 and receipt of customary opinions related to certain tax matters from the parties' respective counsels. The financial statements included in this revised Form 10-K do not reflect any adjustments or otherwise give effect to the proposed merger.

Based on the implied value of this potential merger to URS stockholders, we performed an interim goodwill impairment test as of July 4, 2014 for all of our seven reporting units. Goodwill impairment reviews involved a two-step process. The first step is a comparison of each reporting unit's fair value to its carrying value. If the carrying value of the reporting units is higher than its fair value, there is an indication that impairment may exist and the second step must be performed to measure the amount of the impairment. We performed the first step of the analysis to compare the fair values of each reporting unit to its carrying amount. Based on the analysis performed, the fair values of all of our reporting units exceeded their carrying values indicating that no impairment exists, and therefore, the second step of the analysis was not deemed necessary.

Within the Energy & Construction operating segment, reporting units Civil Construction and Mining Group, Industrial/Process Group and Power Group fair values exceeded their carrying values by approximately 8%, 6% and 6%, respectively. Our Oil & Gas reporting unit's fair value exceeded its carrying value by 5%. The remaining three reporting units' fair values substantially exceeded their carrying values.